LAW OFFICES
                   Nelson Mullins Riley & Scarborough, L.L.P.
                   A REGISTERED LIMITED LIABILITY PARTNERSHIP
                           999 PEACHTREE STREET, N.E.
                                FIRST UNION PLAZA
                                   SUITE 1400
                             Atlanta, Georgia 30309
                            TELEPHONE (404) 817-6000
                            FACSIMILE (404) 817-6050
                                  www.nmrs.com

       Wade H. Stribling                                    OTHER OFFICES:
        (404) 817-6126                               Charleston, South Carolina
Internet Address: WXS@nmrs.com                        Charlotte, North Carolina
                                                      Columbia, South Carolina
                                                     Greenville, South Carolina
                                                    Myrtle Beach, South Carolina



                                January 12, 1999

Via Facsimile
-------------

Mr. Jack Canouse
J.P. Carey, Inc.

Mr. Steve Hicks
Southridge Capital Management, Inc.


     Re: Series D Preferred Stock of Harvest Restaurant Group, Inc.

Gentlemen:

     A number of subscribers for the Series D Preferred Stock of Harvest Restaurant Group, Inc. executed Regulation D Subscription Agreements but did not fill in Section 11, which is understandable given the complexity of this transaction. Nevertheless, it is imperative that each Section 11 be completed. By your signature to this letter, you authorize this firm to fill in Section 11 of the executed Subscription Agreements for each of the subscribers in the respective amounts set forth below. Please note that the subscriptions pertaining to the replacement $500,000 in the fourth column of the table below are being subscribed for together with the Series C Escrow Money, and will therefore the amounts in the two columns will be added together in Section 11 of the Subscription Agreement, on account of the fact that they are being converted into Series D shares at the same rate.

     Also, pleased be advised that we have received partial signature pages from Canadian Advantage, L.P., but did not think, based on information received from Jack, that this entity had any funds in the transaction. Please let us know if and where this entity fits in.



Subscriber              Amount in Series C    Amount in Escrowed      Amount of Replacement   Final $2,000,000
                                                 $1,500,000               $500,000
--------------------------------------------------------------------------------------------------------------
Sovereign Partners, L.P.   1,000,000                250,000                100,000               400,000
Atlantis                     375,000                 93,750                200,000               300,000
Dominion Capital             625,000                156,250                200,000               800,000

GPS                                0                300,000                      0               150,000
Atlas                              0                300,000                      0               150,000
Brito                              0                200,000                      0               100,000
Grimaldi                           0                200,000                      0               100,000
==============================================================================================================
TOTALS:                    2,000,000              1,500,000                500,000             2,000,000
==============================================================================================================


     Please review this information carefully and let us know if it is accurate and complete. Then, with the authority given to us by your signature below, we will fill in the appropriate pages of the Subscription Agreement.

     Please feel free to call either me or Bob Copps to discuss this information at any time.

                                              Sincerely,



                                              Wade H. Stribling


AGREED TO AND ACCEPTED:

J.P. CAREY, INC.


By: ____________________
    Name:

    Title:


SOUTHRIDGE CAPITAL MANAGEMENT


By: ____________________
    Name:

    Title: